                      Bay View Securitization Corporation
                     For Remittance Date: January 31, 2000

A.  Principal Balance Reconciliation
                                                                                                                       Number of
                                                              A-1                A-2                 Total             Accounts
                                                       ------------------ ------------------- --------------------- ---------------
(A)      Original Principal Balance                       200,979,000.00       52,245,989.00        253,224,989.00           21106
                                                       ------------------ ------------------- --------------------- ---------------
(B)      Beginning Period Principal Balance                         0.00       35,946,774.70         35,946,774.70            4642
                                                       ------------------ ------------------- --------------------- ---------------
(C)      Collections (Regular Payments)                             0.00        1,357,510.32          1,357,510.32             N/A
                                                       ------------------ ------------------- --------------------- ---------------
(D)      Collections (Principal Payoffs)                            0.00          788,413.60            788,413.60             190
                                                       ------------------ ------------------- --------------------- ---------------
(E)      Collections (Principal Recoveries)                         0.00                0.00                  0.00
                                                       ------------------ ------------------- --------------------- ---------------
(F)      Withdrawal from Payahead (Principal)                       0.00            3,479.75              3,479.75             N/A
                                                       ------------------ ------------------- --------------------- ---------------
(G)      Principal Reductions (Other)                               0.00                0.00                  0.00               0
                                                       ------------------ ------------------- --------------------- ---------------
(H)      Gross Charge Offs                                          0.00           56,360.89             56,360.89               6
                                                       ------------------ ------------------- --------------------- ---------------
(I)      Repurchases                                                0.00           16,888.69             16,888.69              19
                                                       ------------------ ------------------- --------------------- ---------------
(J)      Ending Balance                                             0.00       33,724,121.45         33,724,121.45            4427
                                                       ------------------ ------------------- --------------------- ---------------

Notional Principal Balance:
(K)      Beginning                                                                                     1,661,349.09
                                                                                               ---------------------
(L)      Ending                                                                                        1,330,075.13
                                                                                               ---------------------

(M)      Certificate Factor                                    0.0000000%         64.5487282%           13.3178489%
                                                        ------------------ ------------------- ---------------------


B.  Cash Flow Reconciliation
                                                                                                      Total
                                                                                               ---------------------
(A)      Cash Wired                                                                                    2,616,192.31
                                                                                               ---------------------
(B)      Interest Wired/Earned                                                                            11,277.21
                                                                                               ---------------------
(C)      Withdrawal from Payahead Account                                                                  3,479.75
                                                                                               ---------------------
(D)      Advances                                                                                              0.00
                                                                                               ---------------------
(E)      Repurchases                                                                                      16,888.69
                                                                                               ---------------------
(F)      Gross Charge-Off Recoveries                                                                      12,457.05
                                                                                               ---------------------
(G)      Gross Charge-Off Advances                                                                         3,726.36
                                                                                               ---------------------
(H)      Spread Account Withdrawal                                                                             0.00
                                                                                               ---------------------
(I)      "A" Surety Bond Draw for "I" Interest                                                                 0.00
                                                                                               ---------------------
(J)      "A" Surety Bond Draw for "A-1" Principal or Interest                                                  0.00
                                                                                               ---------------------
(K)      "A" Surety Bond Draw for "A-2" Principal or Interest                                                  0.00
                                                                                               ---------------------

         Total Collections                                                                             2,664,021.37
                                                                                               ---------------------


C.  Trustee Distribution
                                                                                                      Total
                                                                                               ---------------------
(A)      Total Cash Flow                                                                               2,664,021.37
                                                                                               ---------------------
(B)      Unrecovered Interest Advances                                                                     3,707.07
                                                                                               ---------------------
(C)      Servicing Fee (Due and Unpaid)                                                                   29,955.65
                                                                                               ---------------------
(D)      Interest to "A-1" Certificate Holders, including Overdue                                              0.00
                                                                                               ---------------------
(E)      Interest to "A-2" Certificate Holders, including Overdue                                        197,407.70
                                                                                               ---------------------
(F)      Interest to "I" Certificate Holders, including Overdue                                            4,361.04
                                                                                               ---------------------
(G)      Principal to "A-1" Certificate Holders, including Overdue                                             0.00
                                                                                               ---------------------
(H)      Principal to "A-2" Certificate Holders, including Overdue                                     2,222,653.25
                                                                                               ---------------------
(I)      Reinsurance Fee                                                                                       0.00
                                                                                               ---------------------
(J)      Surety Bond Fee                                                                                   4,493.35
                                                                                               ---------------------
(K)            First Loss Protection                                                     0.00
                                                                           -------------------
(L)            Surety Bond Premium                                                   4,493.35
                                                                           -------------------
(M)      Interest Advance Recovery Payments                                                                32,036.28
                                                                                                ---------------------
(N)      Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                   0.00
                                                                                                ---------------------
(O)      Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                   0.00
                                                                                                ---------------------
(P)      Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                     0.00
                                                                                                ---------------------
(Q)      Deposit to Payahead                                                                                    0.00
                                                                                                ---------------------

                      Bay View Securitization Corporation
                     For Remittance Date: January 31, 2000

(R) Bank Account Interest to Servicer                                                                      11,277.21
                                                                                                ---------------------
(S) Excess Yield                                                                                          158,129.82
                                                                                                ---------------------

     Balance                                                                                                    0.00
                                                                                                ---------------------

D.  Spread Account and Surety Reconciliation
                                                                              Spread Account        Surety Bond
                                                                            ------------------- ---------------------
(A)      Beginning Balance                                                        3,317,992.33         33,030,519.85
                                                                            ------------------- ---------------------
(B)      Additions to Spread Amount                                                 158,129.82                   N/A
                                                                            ------------------- ---------------------
(C)      Interest Earned                                                             15,277.64
                                                                            ------------------- ---------------------
(D)      Draws                                                                            0.00                  0.00
                                                                            ------------------- ---------------------
(E)      Reimbursement for Prior Draws                                                    0.00                  0.00
                                                                            ------------------- ---------------------
(F)      Distribution of Funds to "IC" Class or Servicer                            152,679.97                  0.00
                                                                            ------------------- ---------------------
(G)      Ending Balance                                                           3,338,719.82         30,790,533.48
                                                                            ------------------- ---------------------
(H)      Required Balance                                                         3,165,312.36         30,790,533.48
                                                                            ------------------- ---------------------
(I)      Distribution to "IC" Class                                                 173,407.46
                                                                            -------------------


E.  Current Receivables Delinquency
                     #Payment Delinquency                     Number             Balance
                     --------------------                ------------------ -------------------
(A)      31-60                                                          23          130,871.09
                                                         ------------------ -------------------
(B)      61-90                                                          17          127,975.00
                                                         ------------------ -------------------
(C)      91+                                                             9           85,524.55
                                                         ------------------ -------------------
(D)      Total                                                          49          344,370.64
                                                         ------------------ -------------------


F.  Excess Yield
                                                           Excess Yield            Pool             Excess Yield
                            Month                             Balance            Balance           (Annualized %)
                            -----                        ------------------ ------------------- ---------------------
(A)      Current                                                158,129.82       33,724,121.45               5.6267%
                                                         ------------------ ------------------- ---------------------
(B)      1st Previous                                           137,399.69       35,946,774.70               4.5868%
                                                         ------------------ ------------------- ---------------------
(C)      2nd Previous                                           133,173.80       38,490,490.46               4.1519%
                                                         ------------------ ------------------- ---------------------
(D)      3rd Previous                                           227,915.17       41,049,306.32               6.6627%
                                                         ------------------ ------------------- ---------------------
(E)      4th Previous                                           137,409.28       43,572,955.44               3.7843%
                                                         ------------------ ------------------- ---------------------
(F)      5th Previous                                           350,355.04       46,455,455.36               9.0501%
                                                         ------------------ ------------------- ---------------------
(G)      Six-Month Rolling Excess Yield
         (more than or equal to 1.75%)                          190,730.47       39,873,183.96               5.7401%
                                                         ------------------ ------------------- ---------------------


G.  Delinquency Rate (31+)
                                                               Month               Pool
                            Month                             Balance            Balance                 %
                            -----                        ------------------ ------------------- ---------------------
(A)      Current                                                344,370.64       33,724,121.45               1.0211%
                                                         ------------------ ------------------- ---------------------
(B)      1st Previous                                           387,009.12       35,946,774.70               1.0766%
                                                         ------------------ ------------------- ---------------------
(C)      2nd Previous                                           444,683.32       38,490,490.46               1.1553%
                                                         ------------------ ------------------- ---------------------
(D)      Three-Month Rolling Average (less than 2%)             392,021.03       36,053,795.54               1.0873%
                                                         ------------------ ------------------- ---------------------


H.  Net Loss Rate
                                                                               Liquidation            Average           Defaulted
                            Month                             Balance            Proceeds             Balance          (Annualized)
                            -----                        ------------------ ------------------- --------------------- --------------
(A)      Current                                                 58,944.35           15,040.51         34,835,448.08         1.5124%
                                                         ------------------ ------------------- --------------------- --------------
(B)      1st Previous                                           115,853.32           37,373.88         37,218,632.58         2.5303%
                                                         ------------------ ------------------- --------------------- --------------
(C)      2nd Previous                                           118,542.99           20,463.66         39,769,898.39         2.9594%
                                                         ------------------ ------------------- --------------------- --------------
(D)      Three-Month Rolling Average
         Net Default Rate (less than 3%)                         97,780.22           24,292.68         37,274,659.68         2.3658%
                                                         ------------------ ------------------- --------------------- --------------

                      Bay View Securitization Corporation
                     For Remittance Date: January 31, 2000

I.  Charge-Off / Recoveries
                                                                     Number             Balance
                                                                ------------------ -------------------
(A)      Collection Period Charge-Off Receivables                               6           56,360.89
                                                                ------------------ -------------------
(B)      Gross Charge-Offs Cumulative Receivables                            1070        7,737,198.74
                                                                ------------------ -------------------
(C)      Collection Period Recoveries on Charge-Offs                           NA           12,457.05
                                                                ------------------ -------------------
(D)      Recoveries on Charge-Offs To-Date                                     NA        1,108,726.30
                                                                ------------------ -------------------



J. Repossessions

(A)      Collection Period Repossessions                                       10           91,902.29
                                                                ------------------ -------------------
(B)      Aggregate Repossessions                                              670        7,792,047.33
                                                                ------------------ -------------------
(C)      Unliquidated Repossessions                                            10           91,902.29
                                                                ------------------ -------------------


K.  Forced Place Insurance

(A)      FPI Charge-Offs                                                        0                0.00
                                                                ------------------ -------------------
(B)      FPI Canceled/Waived/Removed/Reversed                                   0                0.00
                                                                ------------------ -------------------


L.  Payahead Reconciliation

(A)      Beginning Balance                                             124,247.43
                                                                ------------------
(B)      Deposit                                                             0.00
                                                                ------------------
(C)      Withdrawal                                                      3,479.75
                                                                ------------------
(D)      Ending Balance                                                120,767.68
                                                                ------------------












Approved By:      /s/ Michael LaOrange
                  Michael LaOrange
                  Vice President, Controller
                  Bay View Acceptance Corp